Exhibit 32.9

SECTION 1350 CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER OF CILCORP INC.
(required by Section 906 of the
Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-Q for the quarterly period ended March 31, 2005 of CILCORP Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Gary L. Rainwater, chief executive officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2005

By:	/s/ Gary L. Rainwater
Gary L. Rainwater
Chairman, President and Chief Executive Officer (Principal Executive Officer)